Summary of Fair Values of the Assets Acquired and the Liabilities Assumed Related to Acquisition of Oxford Outcomes (Detail) (Oxford Outcomes Limited, USD $) In Thousands, unless otherwise specified	Jan. 14, 2011
Business Acquisition [Line Items]
Property, plant and equipment	$ 490
Goodwill	35,583	[1]
Cash and cash equivalents	6,335
Other current assets	6,792
Deferred tax liability	(2,003)
Other liabilities	(2,128)
Purchase price	52,335
Customer relationships acquired
Business Acquisition [Line Items]
Intangible asset	6,648
Order Backlog
Business Acquisition [Line Items]
Intangible asset	$ 618

[1]	Goodwill represents the cost of established workforce with experience in specialist services in the areas of patient reported outcomes (PRO), health economics, epidemiology and translation and linguistic validation and is not tax deductible.